UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2013

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

After a competitive bid process, on January 7, 2013, the Audit Committee of the Board of Directors of Perceptron, Inc. (the “Audit Committee”) approved dismissal of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for Perceptron, Inc. (the “Company”).

The audit reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended June 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended June 30, 2012 and 2011 and through January 7, 2013, there have been no “disagreements” (as such term is described in Items 304(a)(1)(iv) of Regulation S-K) with Grant Thornton on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference thereto in their reports on the consolidated financial statements for such years. Additionally, during the two most recent fiscal years and through January 7, 2013, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Grant Thornton with a copy of the foregoing disclosures and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company. A copy of Grant Thornton’s letter dated January 8, 2013 is attached as Exhibit 16.1 hereto.

(b)	New Independent Registered Public Accounting Firm

On January 7, 2013, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”), effective January 7, 2013, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. On January 7, 2013, BDO accepted the engagement.

During the Company’s fiscal years ended June 30, 2011 and 2012 and through January 7, 2013, neither the Company, nor anyone acting on its behalf, had consulted BDO regarding either (1) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did BDO provide either written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

A copy of the press release issued by the Company on January 8, 2013 announcing the change in the Company’s certifying accountant is attached hereto and incorporated by reference as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

d.	Exhibits.

	Exhibit No.	Description
	16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated as of January 8, 2013

	99.1	Press Release dated January 8, 2013 announcing the Change in Perceptron’s Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: January 8, 2013	/s/ John H. Lowry, III
By: John H. Lowry, III
Title: Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated as of January 8, 2013

99.1	Press Release dated January 8, 2013 announcing the Change in Perceptron’s Certifying Accountant